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                                                                    EXHIBIT 32.2

      CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, (the "Report") of Technology Investment Capital Corp. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Patrick F. Conroy, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                 /s/ Patrick F. Conroy
                                                 -------------------------------
                                                 Name: Patrick F. Conroy
                                                 Date: August 10, 2004